UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 16, 2005

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	31345	68-0490580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA  90805
(Address of principal executive office)

(562) 728-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01    REGULATION FD DISCLOSURE

Included as Exhibit 99.1 hereto is a copy of a news article, dated June 16, 2005, relating to Valero Energy Corporation’s purchase of Kaneb Pipe Line Partners L.P and Kaneb Services, LLC, in which David Wright, Executive Vice President, Corporate Development of Pacific Energy Partners, L.P., is quoted.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by Pacific Energy Partners, L.P. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	99.1	News article dated June 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

	By:	PACIFIC ENERGY GP, LP,
its general partner

	By:	PACIFIC ENERGY MANAGEMENT LLC,
its general partner

	By:	/s/ GERALD A. TYWONIUK
Gerald A. Tywoniuk
Senior Vice President, Chief Financial Officer
and Treasurer

Dated: June 17, 2005

EXHIBIT INDEX

Exhibit 99.1	—	News article dated June 16, 2005.